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                                                                      Exhibit 32

                                 CERTIFICATIONS

In connection with the quarterly report on Form 10-Q for the quarter ended June 30, 2004 of AIG SunAmerica Life Assurance Company as filed with the Securities and Exchange Commission on the date hereof (the Report), each of, Jay S. Wintrob, Chief Executive Officer of the Company, and N. Scott Gillis, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/  JAY S. WINTROB
                                            ------------------------------------
                                            Jay S. Wintrob
                                            Chief Executive Officer

                                            /s/  N. SCOTT GILLIS
                                            ------------------------------------
                                            N. Scott Gillis
                                            Senior Vice President and
                                            Chief Financial Officer

Date: August 13, 2004

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